Exhibit 10.1

CONFORMED AS EXECUTED

THIRD AMENDMENT

THIRD AMENDMENT (this “Amendment”), dated as of December 2, 2002, among RESOLUTION PERFORMANCE PRODUCTS INC., a Delaware corporation (“Holdings”), RESOLUTION PERFORMANCE PRODUCTS LLC, a Delaware limited liability company (“RPP USA”), RPP CAPITAL CORPORATION, a Delaware corporation (“US Finance Corp.” and, together with RPP USA, the “US Borrowers” and each, a “US Borrower”), RESOLUTION EUROPE B.V. (formerly known as Resolution Nederland B.V.), a company organized under the laws of The Netherlands (the “Dutch Borrower” and, together with the US Borrowers, the “Borrowers” and each, a “Borrower”), the lenders from time to time party to the Credit Agreement referred to below (each, a “Lender” and, collectively, the “Lenders”), and MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of November 14, 2000 (as amended, modified or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Amendment, Holdings, the Borrowers, the Lenders and the Administrative Agent agree as follows;

NOW, THEREFORE, it is agreed:

1.    On the Third Amendment Effective Date (as defined below), the Total Revolving Loan Commitment shall be permanently reduced to $100,000,000 (as such amount may be further reduced from time to time in accordance with the terms of the Credit Agreement), with such reduction to be applied ratable to each RL Lender’s Revolving Loan Commitment based on its RL Percentage.

2.    Section 9.04(g) of the Credit Agreement is hereby restated in its entirety as follows:

“(g)  unsecured Indebtedness of the US Borrowers and any other US Credit Party that is a Subsidiary Guarantor incurred under the Senior Subordinated Notes and the other Senior Subordinated Note Documents (x) issued on the Initial Borrowing Date in an aggregate principal amount not to exceed $200,000,000 less the amount of any repayments of principal thereof after the Initial Borrowing Date, (y) issued on November 14, 2001 in an aggregate principal amount not to exceed $75,000,000 (for this purpose, exclusive of any premium or notional interest paid on such Senior Subordinated Notes by the purchasers thereof) less the amount of any repayments of principal thereof after November 14, 2001 and (z) issued on or after the Third Amendment Effective Date in an aggregate principal amount of not less than $50,000,000 (for this purpose, exclusive of any premium or notional interest paid on such Senior Subordinated Notes by the purchasers thereof) less the amount of any repayments of principal thereof after the Third

Amendment Effective Date, provided that, in the case of any such Indebtedness incurred under either clause (y) or (z) above, 100% of the Net Cash Proceeds (for this purpose, inclusive of all premiums and notional interest paid on such Senior Subordinated Notes by the purchasers thereof) therefrom shall, notwithstanding the Applicable Prepayment Percentage and anything to the contrary contained in the last sentence of Section 4.02(e), be applied as a mandatory repayment of Term Loans on each date of such incurrence in accordance with the requirements of Sections 4.02(i) and (j).”

3.    Section 9.09 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

“Fiscal Quarter Ending	Ratio
December 31, 2002	1.40:1.0
March 31, 2003	1.40:1.0
June 30, 2003	1.40:1.0
September 30, 2003	1.40:1.0
December 31, 2003	1.40:1.0
March 31, 2004	1.55:1.0
June 30, 2004	1.55:1.0
September 30, 2004	1.55:1.0
December 31, 2004	1.55:1.0
March 31, 2005	1.70:1.0
June 30, 2005	1.70:1.0
September 30, 2005	1.70:1.0
December 31, 2005	1.70:1.0
March 31, 2006	1.90:1.0
June 30, 2006	1.90:1.0
September 30, 2006	1.90:1.0
December 31, 2006	2.00:1.0
March 31, 2007	2.00:1.0
June 30, 2007	2.00:1.0
September 30, 2007	2.00:1.0
December 31, 2007	2.00:1.0
March 31, 2008	2.00:1.0
Thereafter	2.25:1.0”

4.    Section 9.10 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

“Fiscal Quarter Ending	Ratio
December 31, 2002	6.75:1.0
March 31, 2003	6.75:1.0
June 30, 2003	6.75:1.0
September 30, 2003	6.75:1.0
December 31, 2003	6.50:1.0

March 31, 2004	6.50:1.0
June 30, 2004	6.50:1.0
September 30, 2004	6.50:1.0
December 31, 2004	6.25:1.0
March 31, 2005	5.20:1.0
June 30, 2005	5.15:1.0
September 30, 2005	5.10:1.0
December 31, 2005	5.00:1.0
March 31, 2006	4.95:1.0
June 30, 2006	4.90:1.0
September 30, 2006	4.85:1.0
December 31, 2006	4.75:1.0
March 31, 2007	4.50:1.0
June 30, 2007	4.50:1.0
September 30, 2007	4.50:1.0
December 31, 2007	4.50:1.0
March 31, 2008	4.50:1.0
Thereafter	4.50:1.0”

5.    Section 11 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:

“Third Amendment Effective Date” shall have the meaning provided in the Third Amendment to this Agreement, dated as of December 2, 2002.

6.    Section 11 of the Credit Agreement is hereby further amended by inserting the text “or 9.04(g)(z)” after the text “9.04(g)(y)” appearing in the definitions of “Senior Subordinated Notes” and “Exchange Senior Subordinated Notes” appearing in such Section 11.

7.    This Amendment shall become effective on the date (the “Third Amendment Effective Date”) when (i) Holdings, each Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office and (ii) the US Borrowers shall have issued additional Senior Subordinated Notes in an aggregate principal amount of at least $50,000,000 (it being understood that 100% of the Net Cash Proceeds therefrom shall be applied on such date to repay outstanding Term Loans in accordance with the proviso to clauses (y) and (z) of Section 9.04(g) of the Credit Agreement (after giving effect to this Amendment)).

8.    In order to induce the Lenders to enter into this Amendment, RPP USA hereby agrees that on the Third Amendment Effective Date, it shall pay to the Administrative Agent for distribution to each Lender who has delivered an executed counterpart hereof by 5:00 p.m. (New York City time) on December 9, 2002 a non-refundable cash fee (which fee shall be considered a Fee payable pursuant to the Credit Agreement) in an amount equal to 12.5 basis points (0.125%) of an amount equal to the sum of (x) the outstanding principal amount of Term Loans of such Lender on such date (calculated after giving effect to the prepayment of Term

Loans contemplated in Section 7(ii) of this Amendment) plus (y) the Revolving Loan Commitment of such Lender on such date (calculated after giving effect to the reduction in the Revolving Loan Commitments of the RL Lenders pursuant to Section 1 of this Amendment).

9.    In order to induce the Lenders to enter into this Amendment, Holdings and each Borrower hereby represent and warrant that (i) no Default or Event of Default exists on the Third Amendment Effective Date, both before and after giving effect to this Amendment, and (ii) on the Third Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

10.    This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to Holdings, the US Borrowers, Lenders and the Administrative Agent.

11.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

12.    From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

13.    This Amendment is limited as specified and shall not constitute a modification, acceptance or amendment of any other provision of the Credit Agreement or any other Credit Document.

*    *    *

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

RESOLUTION PERFORMANCE PRODUCTS INC.

By:	/S/ MARVIN O. SCHLANGER
Title: Chairman

RESOLUTION PERFORMANCE PRODUCTS LLC

By:	/S/ MARVIN O. SCHLANGER
Title: Chairman

RPP CAPITAL CORPORATION

By:	/S/ MARVIN O. SCHLANGER
Title: Chairman

RESOLUTION EUROPE B.V. (formerly known as Resolution Nederland B.V.)

By:	/S/ MARVIN O. SCHLANGER
Title: Director

MORGAN STANLEY SENIOR FUNDING INC., as Administrative Agent

By:	/S/ HENRY F. D’ALESSANDRO
Title: Executive Director

DUCHESS I CDO S.A.

By:	/S/ DAVID WILMOT
Title: Director Duke Street Capital Debt Management Ltd on behalf of Duchess I CDO S.A.

CITICORP USA, Inc.

By:	/S/ MARK R. FLOYD
Title: Vice President

OCTAGON INVESTMENT PARTNERS III, LTD., by Octagon Credit Investors, LLC as Portfolio Manager

By:	/S/ MICHAEL B. NECHAMKIN
Title: Portfolio Manager

OCTAGON INVESTMENT PARTNERS IV, LTD., by Octagon Credit Investors, LLC as Collateral Manager

By:	/S/ MICHAEL B. NECHAMKIN
Title: Portfolio Manager

VENTURE CDO 2002, LIMITED By its investment advisor, Barclays Capital Asset Management Limited,

By its sub-advisor, Barclays Bank PLC, New York Branch

By:	/S/ MARTIN F. DAVEY
Title: Director

VENTURE II CDO 2002, LIMITED By its investment advisor, Barclays Bank PLC, New York Branch

By:	/S/ MARTIN F. DAVEY
Title: Director

TEXTRON FINANCIAL CORPORATION

By:	/S/ MATTHEW J. COLGAN
Title: Vice President

SIERRA CLO I

By:	/S/ JOHN M. CASPARIAN
Title: Chief Operating Officer Centre Pacific LLC, Manager

ARES III CLO LTD. By ARES CLO Management LLC, Investment Manager

By:	/S/ SETH J. BRUFSKY
Title: Vice President

ARES IV CLO LTD By Ares CLO Management IV, L.P., Investment Manager

By Ares CLO GP IV, LLC, Its Managing Member

By:	/S/ SETH J. BRUFSKY
Title: Vice President

ARES V CLO LTD By Ares CLO Management V, L.P., Investment Manager

By Ares CLO GP V, LLC, Its Managing Member

By:	/S/ SETH J. BRUFSKY
Title: Vice President

ARES VII CLO LTD By Ares CLO Management VII, L.P., Investment Manager

By Ares CLO GP VII, LLC, Its Managing Member

By:	/S/ SETH J. BRUFSKY
Title: Vice President

STANFIELD CLO LTD. By Stanfield Capital Partners LLC as its Collateral Manager

By:	/S/ GREGORY L. SMITH
Title: Partner

STANFIELD CLO LTD. By Stanfield Capital Partners LLC as its Interim Asset Manager

By:	/S/ GREGORY L. SMITH
Title: Partner

STANFIELD QUATTRO CLO LTD. By Stanfield Capital Partners LLC as its Collateral Manager

By:	/S/ GREGORY L. SMITH
Title: Partner

STANFIELD ARBITRAGE CLO LTD. By Stanfield Capital Partners LLC as its Collateral Manager

By:	/S/ GREGORY L. SMITH
Title: Partner

AQUILAE CDO I S.A.

By:	/S/ JULIAN GREEN
Title: Associate Director

By:	/S/ WILLIAM NICOLL
Title: Associate Director

Henderson Global Investors Ltd. For and on behalf of Aquilae CDO I S.A.

JPMORGAN CHASE BANK

By:	/S/ PETER A. DEDOUSIS
Title: Managing Director

INTERMEDIATE CAPITAL MANAGERS LTD

By:	/S/ ANDREW PHILLIPS
Title: Director

For and on behalf of Eurocredit CDO I Eurocredit CDO II Promius I Promius II

OAK HILL SECURITIES FUND, L.P. By Oak Hill Securities GenPar, L.P., its General Partner By Oak Hill Securities MGP, Inc., its General Partner

By:	/S/ SCOTT D. KRASE
Title: Vice President

OAK HILL SECURITIES FUND II, L.P. By Oak Hill Securities GenPar II, L.P., its General Partner By Oak Hill Securities MGP II, Inc., its General Partner

By:	/S/ SCOTT D. KRASE
Title: Vice President

OAK HILL CREDIT PARTNERS I, LIMITED By Oak Hill CLO Management I LLC, as Investment Manager

By:	/S/ SCOTT D. KRASE
Title: Authorized Signatory

CENTURION CDO II, LTD. By American Express Asset Management Group Inc., as Collateral Manager

By:	/S/ LEANNE STAVRAKIS
Title: Director—Operations

CENTURION CDO III, LTD. By American Express Asset Management Group Inc., as Collateral Manager

By:	/S/ LEANNE STAVRAKIS
Title: Director—Operations

SEQUILS-CENTURION V, LTD. By American Express Asset Management Group Inc., as Collateral Manager

By:	/S/ LEANNE STAVRAKIS
Title: Director—Operations

CENTURION CDO VI, LTD. By American Express Asset Management Group Inc., as Collateral Manager

By:	/S/ LEANNE STAVRAKIS
Title: Director—Operations

BLUE SQUARE FUNDING SERIES 3 By Deutsche Bank Trust Company Americas

By:	/S/ STEPHEN T. HESSLER
Title: Vice President

KZH HIGHLAND-2 LLC

By:	/S/ ROWEND SMITH
Title: Authorized Agent

EMERALD ORCHARD LIMITED

By:	/S/ GWEN ZIRKLE
Title: Attorney-In-Fact

AXP VARIABLE PORTFOLIO—EXTRA INCOME FUND, a series of AXP Variable Portfolio Income Series Inc.

By:	/S/ TIMOTHY J. MASEK
Title: Assistant Vice President AXP Variable Portfolio Income Series Inc.

HIGH YIELD PORTFOLIO, a series of Income Trust

By:	/S/ TIMOTHY J. MASEK
Title: Assistant Vice President Income Trust

ARCHIMEDES FUNDING II, LTD. By ING Capital Advisors LLC, as Collateral Manager

By:	/S/ CHERYL WASILEWSKI
Title: Vice President

ARCHIMEDES FUNDING III, LTD. By ING Capital Advisors LLC, as Collateral Manager

By:	/S/ CHERYL WASILEWSKI
Title: Vice President

ARCHIMEDES FUNDING IV (CAYMAN), LTD. By ING Capital Advisors LLC, as Collateral Manager

By:	/S/ CHERYL WASILEWSKI
Title: Vice President

SEQUILS-ING I (HBDGM), LTD. By ING Capital Advisors LLC, as Collateral Manager

By:	/S/ CHERYL WASILEWSKI
Title: Vice President

ENDURANCE CLO I, LTD By: ING Capital Advisors LLC, as Portfolio Manager

By:	/S/ CHERYL WASILEWSKI
Title: Vice President

For and on Behalf of ING CAPITAL MANAGEMENT, LIMITED as Collateral Manager for Copernicus Euro CDO-I BV

By:	/S/ DAVID WILSON
Title: Senior Vice President

KZH CYPRESSTREE-I LLC

By:	/S/ ROWEND SMITH
Title: Authorized Agent

KZH ING-2 LLC

By:	/S/ ROWEND SMITH
Title: Authorized Agent

KZH SOLEIL LLC

By:	/S/ ROWEND SMITH
Title: Authorized Agent

KZH SOLEIL-2 LLC

By:	/S/ ROWEND SMITH
Title: Authorized Agent

KZH STERLING LLC

By:	/S/ ROWEND SMITH
Title: Authorized Agent

CITADEL HILL 2000 LTD

By:	/S/ NICHOLAS A. KARSIOTIS
Title: Authorized Signatory

AURUM CLO 2002-I LTD. By Stein Roe & Farnham Incorporated, as Investment Manager

By:	/S/ JAMES R. FELLOWS
Title: Sr. Vice President & Portfolio Manager

ADDISON CDO, LIMITED (#1279) By Pacific Investment Management Company LLC, as its Investment Advisor

By:	/S/ MOHAM V. PHANSALKAR
Title: Executive Vice President

CAPTIVA IV FINANCE LTD. (ACCT 1275), as advised by Pacific Investment Management Company LLC

By:	/S/ DAVID DYER
Title: Director

INTERCONTINENTAL CDO S.A. (#1284) By Pacific Investment Management Company LLC, as its Investment Advisor

By:	/S/ MOHAM V. PHANSALKAR
Title: Executive Vice President

JISSEKIKUN FUNDING, LTD. (#1288) By Pacific Investment Management Company LLC, as its Investment Advisor

By:	/S/ MOHAM V. PHANSALKAR
Title: Executive Vice President

SEQUILS-MAGNUM, LTD. (#1280) By Pacific Investment Management Company LLC, as its Investment Advisor

By:	/S/ MOHAM V. PHANSALKAR
Title: Executive Vice President

WRIGLEY CDO, LIMITED (#1279) By Pacific Investment Management Company LLC, as its Investment Advisor

By:	/S/ MOHAM V. PHANSALKAR
Title: Executive Vice President

ALLIANCE INVESTMENTS LIMITED

By:	/S/ JOEL SEREBRANSKY
Title: Senior Vice President

MONUMENTAL CAPITAL LTD., as Assignee By Alliance Capital Management L.P., as Investment Manager

By Alliance Capital Management Corporation, as General Partner

By:	/S/ JOEL SEREBRANSKY
Title: Senior Vice President

NEW ALLIANCE GLOBAL CDO, LIMITED By Alliance Capital Management L.P., as Sub-advisor

By Alliance Capital Management Corporation, as General Partner

By:	/S/ JOEL SEREBRANSKY
Title: Senior Vice President

JUBILEE I CDO

By:	/S/ DAVID FORBES-NIXON
Title: On Behalf of BCAM for Jubilee I CDO

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By:	/S/ THOMAS S. LEGGETT
Title: Associate Vice President Public Bonds

NATIONWIDE MUTUAL FIRE INSURANCE COMPANY

By:	/S/ THOMAS S. LEGGETT
Title: Associate Vice President Public Bonds

NATIONWIDE LIFE INSURANCE COMPANY

By:	/S/ THOMAS S. LEGGETT
Title: Associate Vice President Public Bonds

NATIONWIDE MUTUAL INSURANCE COMPANY

By:	/S/ THOMAS S. LEGGETT
Title: Associate Vice President Public Bonds

NOMURA BOND & LOAN FUND By UFJ Trust Company of New York as Trustee

By Nomura Corporate Research and Asset Management Inc. Attorney In Fact

By:	/S/ ELIZABETH MACLEAN
Title: Vice President

CLYDESDALE CLO 2001-1, LTD. By Nomura Corporate Research and Asset Management Inc. as Collateral Manager

By:	/S/ ELIZABETH MACLEAN
Title: Vice President

THE BANK OF NOVA SCOTIA

By:	/S/ P. HAWES
Title: Comptroller

THE SUMITOMO TRUST & BANKING CO., LTD. NEW YORK BRANCH

By:	/S/ ELIZABETH A. QUIRK
Title: Vice President

DAVID L. BABSON & COMPANY INC. In its individual capacity and as Collateral Manager on behalf of the investment funds under its management as listed below.

– ELC (Cayman) Ltd. CDO Series 199-I – ELC (Cayman) Ltd. 1999-II – ELC (Cayman) Ltd. 1999-III – APEX (IDM) CDO I, Ltd. – TRYON CLO Ltd. 2000-1

By:	/S/ WILLIAM A. HAYES
Title: Managing Director

IKB CAPITAL CORPORATION

By:	/S/ DAVID SNYDER
Title: President IKB Capital Corporation

NUVEEN SENIOR INCOME FUND, as a Lender By Symphony Asset Management LLC

By:	/S/ LENNIE MASON
Title: Portfolio Manager

SUNAMERICA LIFE INSURANCE COMPANY

By:	/S/ JOHN G. LAPHAM, III
Title: Authorized Agent

GALAXY CLO 1999-I, LTD.

By:	/S/ JOHN G. LAPHAM, III
Title: Authorized Agent

AMMC CDO II, LIMITED By American Money Management Corp., as Collateral Manager.

By:	/S/ DAVID P. MEYER
Title: Vice President

AMERICAN EXPRESS CERTIFICATE COMPANY By American Express Asset Management Group Inc. as Collateral Manager.

By:	/S/ YVONNE E. STEVENS
Title: Senior Managing Director

IDS LIFE INSURANCE COMPANY By American Express Asset Management Group Inc. as Collateral Manager.

By:	/S/ YVONNE E. STEVENS
Title: Senior Managing Director

HARBOURMASTER LOAN CORPORATION BV

By:	/S/ AUTHORIZED SIGNATORY
Title: TMF Management B.V. Managing Director